UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2021
____________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On April 28, 2021, Sonic Automotive, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved, among other things, the amendment and restatement of the Sonic Automotive, Inc. 2012 Stock Incentive Plan (as amended and restated, the “2012 Stock Incentive Plan”). The 2012 Stock Incentive Plan was adopted by the Company’s Board of Directors (the “Board”), with the recommendation of the Compensation Committee of the Board, on February 10, 2021, subject to stockholder approval. Upon stockholder approval at the Annual Meeting, the 2012 Stock Incentive Plan became effective as of February 10, 2021.
The 2012 Stock Incentive Plan was first adopted by the Board on February 22, 2012 and approved by the Company’s stockholders at the 2012 annual meeting of stockholders. The 2012 Stock Incentive Plan has been amended and restated previously, most recently as of April 24, 2019 and approved by the Company’s stockholders at the 2019 annual meeting of stockholders. This amendment and restatement of the 2012 Stock Incentive Plan increases the number of shares of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), authorized for issuance under the 2012 Stock Incentive Plan from 6,000,000 to 8,000,000, reflecting an increase of 2,000,000 shares. No other amendments to the 2012 Stock Incentive Plan were proposed for stockholder approval at the Annual Meeting.
The foregoing description of the terms and conditions of the 2012 Stock Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2012 Stock Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference. For a more complete description of the 2012 Stock Incentive Plan, please refer to the discussion under “Proposal 5” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2021.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a) On April 28, 2021, the Company held the Annual Meeting.
(b) At the Annual Meeting, the Company’s stockholders (i) elected all 11 of the Company’s nominees for director to serve for a term of one year or until their successors are duly elected and qualified; (ii) ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021; (iii) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2020; (iv) approved the amendment to the Company’s Amended and Restated Certificate of Incorporation to add a provision designating the state and federal courts of the State of Delaware as the exclusive forums in which certain claims may be brought against the Company; and (v) approved the amendment and restatement of the 2012 Stock Incentive Plan. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 12, 2021.
Final voting results on each proposal submitted to the Company’s stockholders at the Annual Meeting are as follows:
1.Election of directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
O. Bruton Smith	138,849,846	6,232,732	1,774	2,170,835
David Bruton Smith	144,685,680	396,938	1,734	2,170,835
Jeff Dyke	143,566,405	1,516,732	1,215	2,170,835
William I. Belk	140,616,908	4,466,210	1,234	2,170,835
William R. Brooks	143,449,467	1,633,634	1,251	2,170,835
Victor H. Doolan	137,147,023	7,936,078	1,251	2,170,835
John W. Harris III	140,152,790	4,930,324	1,238	2,170,835
Robert Heller	143,408,704	1,674,209	1,439	2,170,835
Keri A. Kaiser	144,902,604	180,510	1,238	2,170,835
Marcus G. Smith	138,920,528	6,162,129	1,695	2,170,835
R. Eugene Taylor	140,736,501	4,346,600	1,251	2,170,835

2.Ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
147,248,791	827	5,569	—
3.Advisory vote to approve the Company’s named executive officer compensation in fiscal 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
143,981,518	1,073,295	29,539	2,170,835
4.Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to add a provision designating the state and federal courts of the State of Delaware as the exclusive forums in which certain claims may be brought against the Company:

Votes For	Votes Against	Abstentions	Broker Non-Votes
131,342,763	13,736,951	4,638	2,170,835
5.Approval of the amendment and restatement of the 2012 Stock Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
133,392,249	11,687,482	4,621	2,170,835
Item 8.01.    Other Events.
The Company is also providing the following update to the Risk Factors set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020:
Our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws designate the state and federal courts of Delaware as the exclusive forums for certain claims against the Company which could increase the costs of bringing a claim or limit the ability of a stockholder to bring a claim in a judicial forum viewed by a stockholder as favorable.
Our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws provide that the Court of Chancery of the State of Delaware is the sole and exclusive forum for claims for (1) any derivative action or proceeding brought on behalf of Sonic (other than derivative actions brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder); (2) any action asserting a claim of a breach of, or based on, a fiduciary duty owed by any current or former director, officer or other employee of Sonic to Sonic or Sonic’s stockholders; (3) any action asserting a claim against Sonic or any current or former director, officer, or other employee or stockholder of Sonic arising pursuant to any provision of the Delaware General Corporation Law, our Amended and Restated Certificate of Incorporation or our Amended and Restated Bylaws; or (4) any action asserting a claim against Sonic governed by the internal affairs doctrine of the State of Delaware. Our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws also provide that, unless the Board otherwise consents in writing, to the extent permitted by applicable law, the United States District Court for the District of Delaware shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act, the Exchange Act or any ancillary claims related thereto which are subject to the ancillary jurisdiction of the federal courts.
The exclusive forum provisions of our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws may increase the costs to bring a claim, discourage claims or limit a stockholder’s ability to bring a claim in a judicial forum that he, she or it finds favorable for disputes with the Company or the Company’s directors, officers or other employees. Such provisions may also discourage lawsuits against the Company or the Company’s directors, officers and other employees. The Delaware courts or the United States District Court for the District of Delaware may also reach different judgments or results than would other courts, including courts where a stockholder considering an action may be located or would otherwise choose to bring the action, and such judgments may be more or less favorable to us than to our stockholders.
While the Delaware Supreme Court ruled in March 2020 that federal forum selection provisions requiring claims under the Securities Act be brought in federal court are “facially valid” under Delaware law, there is uncertainty as to whether courts in other jurisdictions will enforce provisions such as those contemplated in our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws, including whether a court would enforce the provision requiring claims arising under the Securities Act or the Exchange Act to be brought in the United States District Court for the District of Delaware. If the exclusive forum provisions of our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws are found to be unenforceable in a particular action, we or a stockholder may incur additional costs associated with resolving such an action or the validity of the exclusive forum clause on appeal.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Sonic Automotive, Inc. 2012 Stock Incentive Plan, amended and restated as of February 10, 2021. (1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
__________
(1)    Indicates a management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

May 3, 2021	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel